Exhibit 21
Aon plc - Worldwide Subsidiaries as of December 31, 2018

Name	Country	State/Province
Aon Angola Corretores de Seguros Limitada		Angola
Admiseg SA		Argentina
Aon Affinity Argentina S.A.		Argentina
Aon Benfield Argentina S.A.		Argentina
Aon Risk Services Argentina S.A.		Argentina
Aon Soluciones S.A.		Argentina
Asevasa Argentina S.A.		Argentina
Marinaro Dundas S.A.		Argentina
SN Re S.A.		Argentina
Swire Blanch MSTC II SA		Argentina
Swire Blanch MSTC SA		Argentina
Aon Aruba N.V.		Aruba
Aon Captive Services Aruba N.V.		Aruba
Affinity Risk Partners (Brokers) Pty Ltd		Australia
Aon Australia Group Pty Ltd		Australia
Aon Australian Holdco 1 Pty Ltd		Australia
Aon Australian Holdco 2 Pty Ltd		Australia
Aon Australian Holdco 3 Pty Ltd		Australia
Aon Benfield Australia Limited		Australia
Aon Charitable Foundation Pty Ltd		Australia
Aon Consolidation Group Pty Ltd		Australia
Aon Corporation Australia Limited		Australia
Aon Group Pty Ltd		Australia
Aon Hewitt Financial Advice Limited		Australia
Aon Hewitt Limited		Australia
Aon Holdings Australia Pty Limited		Australia
Aon Product Design & Development Australia Pty Limited		Australia
Aon Risk & Asset Management Pty Ltd		Australia
Aon Risk Services Australia Limited		Australia
Aon Services Pty Ltd.		Australia
Aon Superannuation Pty Limited		Australia
Cut-e Australia Pty Limited		Australia
Hewitt Associates Pty Ltd		Australia
HIA Insurance Services Pty Ltd.		Australia
One Underwriting Pty Ltd		Australia
Aon Austria GmbH		Austria
Aon Holdings Austria GmbH		Austria
Aon Jauch & Hübener Gesellschaft m.b.H.		Austria
Aon Bahrain W.L.L.		Bahrain
Aon Insurance Managers (Barbados) Ltd.		Barbados
Agenion N.V./SA		Belgium
Aon Belgium B.V.B.A.		Belgium
Crion N.V.		Belgium
Probabilitas N.V./SA		Belgium
Aon (Bermuda) Ltd.		Bermuda

Name	Country	State/Province
Aon Benfield Group Limited		Bermuda
Aon Bermuda Holding Company Limited		Bermuda
Aon Bermuda QI Holdings Ltd.		Bermuda
Aon Delta Bermuda Ltd.		Bermuda
Aon Finance Bermuda 1 Ltd.		Bermuda
Aon Finance Bermuda 2 Ltd.		Bermuda
Aon Group (Bermuda) Ltd.		Bermuda
Aon Hewitt (Bermuda) Ltd.		Bermuda
Aon Insurance Managers (Bermuda) Ltd		Bermuda
Aon Underwriting Managers (Bermuda) Ltd.		Bermuda
Benfield Investment Holdings Limited		Bermuda
Benfield Juniperus Holdings Limited		Bermuda
International Risk Management Group Ltd		Bermuda
White Rock Insurance (Americas) Ltd.		Bermuda
White Rock Insurance (SAC) Ltd.		Bermuda
White Rock Services (Bermuda) Ltd.		Bermuda
Aon Bolivia S.A. Corredores de Seguros		Bolivia
Aon Consulting Bolivia S.R.L.		Bolivia
Aon Re Bolivia S.A. Corredores de Reaseguros		Bolivia
Aon Botswana (Pty) Ltd.		Botswana
Aon Holdings Botswana (Pty) Ltd		Botswana
Aon Risk Management (Pty) Ltd		Botswana
Adm Administradora de Beneficios Ltda.		Brazil
Admix - Administracao, Consultoria, Participacoes e Corretora de Seguros de Vida Ltda.		Brazil
Aon Affinity Administradora de Beneficios Ltda.		Brazil
Aon Affinity do Brasil Servicos e Corretora de Seguros Ltda.		Brazil
Aon Affinity Servicos e Participacoes Ltda.		Brazil
Aon Benfield Brasil Corretora de Resseguros Ltda.		Brazil
Aon Holdings Corretores de Seguros Ltda.		Brazil
Associação Instituto Aon		Brazil
Benfield do Brasil Participacoes Ltda. (dormant)		Brazil
Farmaseg - Solucoes, Assistencia e Servicos Empresariais Ltda.		Brazil
Hewitt Associates Administradora e Corretora de Seguros Ltda.		Brazil
Hewitt Associates Servicos de Recursos Humanos Ltda.		Brazil
6824625 Canada Ltd.		Canada
7193599 Canada Inc.		Canada
Aon Benfield Canada ULC		Canada
Aon Canada Holdings N.S. ULC		Canada
Aon Canada Inc.		Canada
Aon Canada Intermediaries GP		Canada
Aon CANZ Holdings N.S. ULC		Canada
Aon Direct Group Inc.		Canada
Aon Finance Canada 1 Corp.		Canada
Aon Finance Canada 2 Corp.		Canada
Aon Finance International N.S. ULC		Canada
Aon Finance N.S. 1, ULC		Canada
Aon Finance N.S. 5, ULC		Canada

Name	Country	State/Province
Aon Finance N.S. 8, ULC		Canada
Aon Hewitt Inc.		Canada
Aon Hewitt Investment Management Inc.		Canada
Aon Parizeau Inc.		Canada
Aon Reed Stenhouse Inc.		Canada
Aon Risk Services Canada Inc.		Canada
Aon Securities Investment Management Inc.		Canada
Coles Hewitt Partnership		Canada
Groupe-Conseil Aon Inc.		Canada
Hewitt Amalco 3 ULC		Canada
Hewitt Amalco 4 ULC		Canada
Hewitt Amalco 5 ULC		Canada
Hewitt Associates (a partnership)		Canada
Hewitt Associates Corp.		Canada
Hewitt Holdings Canada Company		Canada
Hewitt Management Ltd.		Canada
Hewitt Western Management Amalco Inc.		Canada
IAO Actuarial Consulting Services Canada Inc.		Canada
J. Allan Brown Consultants, Inc.		Canada
K & K Insurance Brokers, Inc. Canada		Canada
Linx Underwriting Solutions Inc.		Canada
M.A. Shakeel Management Ltd. Amalco		Canada
Minet Inc.		Canada
USLP Underwriting Solutions LP		Canada
Aon Insurance Managers (Cayman) Ltd.		Cayman Islands
Aon Risk Solutions (Cayman) Ltd.		Cayman Islands
Harbourview West Lake Co-Invest (GP) LP		Cayman Islands
Townsend HWL GP, Ltd.		Cayman Islands
Aon Affinity Chile Ltda.		Chile
Aon Benfield (Chile) Corredores de Reaseguros Ltda.		Chile
Aon Consulting (Chile) Limitada		Chile
Aon Risk Services (Chile) Corredores de Seguros Limitada		Chile
Aon Risk Services Holdings (Chile ) Ltda.		Chile
Asevasa Chile Peritaciones e Ingenieria de Riesgos, S.A.		Chile
Benfield Corredores de Reaseguro Ltda.		Chile
Inversiones Benfield Chile Ltda.		Chile
Aon Hewitt Consulting (Shanghai) Co., Ltd.		China
Aon-COFCO Insurance Brokers Co., Ltd.		China
Shanghai Kayi Information Technology Co., Ltd		China
Aon Affinity Colombia Ltda. Agencia de Seguros		Colombia
Aon Benfield Colombia Limitada Corredores de Reaseguros		Colombia
Aon Risk Services Colombia SA Corredores de Seguros		Colombia
Salud, Riesgos y Recursos Humanos Consultores Ltda. (former Aon Corporte Advisors Ltda.)		Colombia
Tecsefin, S.A. en liquidacion		Colombia
Alexander Insurance Managers (Netherlands Antilles) N.V.		Curacao
Aon Antillen N.V.		Curacao
Aon Captive Services Antilles N.V.		Curacao

Name	Country	State/Province
Aon Holdings Antillen N.V.		Curacao
Aon Insurance Managers (Antilles) N.V.		Curacao
Aon Cyprus Insurance Broker Company Limited		Cyprus
Aon Central and Eastern Europe a.s.		Czech Rep.
ADIS A/S		Denmark
Aon Denmark A/S		Denmark
Aon Riskminder A/S		Denmark
Cut-e Danmark A/S		Denmark
Optica Agency A/S		Denmark
Aon Consulting Ecuador S.A.		Ecuador
Aon Risk Services Ecuador S.A. Agencia Asesora Productora de Seguros		Ecuador
Riskikonsultatsioonide OÜ		Estonia
Aon (Fiji) Ltd.		Fiji
Aon Finland Oy		Finland
Cut-e Finland Oy		Finland
Aon France		France
Aon Holdings France SNC		France
Hewitt Associates SAS		France
International Space Brokers France		France
Kloud S.à.r.l.		France
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG		Germany
Aon Credit International Insurance Broker GmbH		Germany
Aon Deutschland Beteiligungs GmbH		Germany
Aon Hewitt GmbH		Germany
Aon Hewitt Trust Solutions GmbH		Germany
Aon Holding Deutschland GmbH		Germany
Aon Pensions Insurance Brokers GmbH		Germany
Aon Risiko & Unternehmensberatungs GmbH		Germany
Aon Versicherungsberatungs GmbH		Germany
Aon Versicherungsmakler Deutschland GmbH		Germany
Cut-e GmbH		Germany
Hamburger Gesellschaft zur Forderung des Versicherungswesens mbH		Germany
One Underwriting Agency GmbH		Germany
PRORÜCK Ruckversicherungs Aktiengesellschaft		Germany
SG IFFOXX Assekuranzmaklergesellschaft mbH		Germany
UNIT Versicherungsmakler GmbH		Germany
UnitedPensions Deutschland AG		Germany
Wannet Sports Insurance GmbH		Germany
Aon Insurance Managers Gibraltar Ltd.		Gibraltar
White Rock Insurance (Gibraltar) PCC Ltd.		Gibraltar
Aon Greece S.A.		Greece
Aon Insurance Micronesia (Guam) Inc		Guam (Micronesia)
Aon Insurance Managers (Guernsey) Ltd.		Guernsey
Aon Insurance Managers (Holdings) Ltd.		Guernsey
Aon PMI International Limited		Guernsey
Aon Services (Guernsey) Ltd		Guernsey
Lake Erie Real Estate General Partner Limited		Guernsey
Lincolnshire Insurance Company PCC Limited		Guernsey

Name	Country	State/Province
Lombard Trustee Company Limited		Guernsey
Townsend Lake Constance GP Limited		Guernsey
White Rock Insurance (Guernsey) ICC Limited		Guernsey
White Rock Insurance Company PCC Ltd.		Guernsey
Aon (CR) Insurance Agencies Company Limited		Hong Kong
Aon Agencies Hong Kong Limited		Hong Kong
Aon Assurance Agencies Hong Kong Limited		Hong Kong
Aon Benfield China Limited		Hong Kong
Aon Commercial Insurance Agencies Hong Kong Limited		Hong Kong
Aon Enterprise Insurance Agencies Hong Kong Limited		Hong Kong
Aon Hewitt Hong Kong Limited		Hong Kong
Aon Holdings Hong Kong Limited		Hong Kong
Aon Hong Kong Limited		Hong Kong
Aon Insurance Agencies (HK) Limited		Hong Kong
Aon Insurance Management Agencies (HK) Limited		Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Limited		Hong Kong
Aon Product Risk Services Hong Kong Limited		Hong Kong
Aon Securities (Hong Kong) Limited		Hong Kong
Aon Services Hong Kong Limited		Hong Kong
Aon Underwriting Agencies (HK) Limited		Hong Kong
Asian Reinsurance Underwriters Limited		Hong Kong
Contingency Insurance Brokers Limited		Hong Kong
Cut-e Assessment (Hong Kong) Limited		Hong Kong
Essar Insurance Services Limited		Hong Kong
EW Blanch Limited		Hong Kong
Stroz Friedberg (Asia) Limited		Hong Kong
Townsend Group Asia Limited		Hong Kong
Aon Hungary Insurance Brokers Risk and Human Consulting LLC		Hungary
Aon Consulting Private Limited		India
Cocubes Technologies Private Limited		India
PT Aon Benfield Indonesia		Indonesia
PT Aon Hewitt Indonesia		Indonesia
PT Aon Indonesia		Indonesia
Aeropeople Limited		Ireland
Aon Broking Technology Limited		Ireland
Aon Centre for Innovation and Analytics Ltd		Ireland
Aon Commercial Services and Operations Ireland Limited		Ireland
Aon Commercial Services Ireland Limited		Ireland
Aon Corporate Services Limited		Ireland
Aon Global Risk Research Limited		Ireland
Aon Hewitt (Ireland) Limited		Ireland
Aon Hewitt Management Company Limited		Ireland
Aon Insurance Managers (Dublin) Ltd.		Ireland
Aon Insurance Managers (Shannon) Limited		Ireland
Aon Investment Holdings Ireland Limited		Ireland
Aon MacDonagh Boland Group Ltd		Ireland
Bacon & Woodrow Partnerships (Ireland) Limited		Ireland
Beaubien Finance Ireland Limited		Ireland

Name	Country	State/Province
Becketts (Trustees) Limited		Ireland
Becketts Limited		Ireland
Beech Hill Pension Trustees Ltd		Ireland
Benton Finance Ireland Limited		Ireland
Cut-e Assessment Global Holdings		Ireland
Cut-e Assessment Solutions Europe Limited		Ireland
Cut-e Ireland Limited		Ireland
Delany Bacon & Woodrow Partnership		Ireland
MacDonagh Boland Crotty MacRedmond Ltd		Ireland
Private Client Trustees Ltd.		Ireland
Randolph Finance Unlimited Company		Ireland
The Aon Ireland Mastertrustee Limited		Ireland
Aon Treasury Ireland Limited		Ireland
Aon (Isle of Man) Limited		Isle of Man
Aon Corporate Services (Isle of Man) Limited		Isle of Man
Aon Holdings (Isle of Man) Limited		Isle of Man
Aon Insurance Managers (Isle of Man) Ltd.		Isle of Man
White Rock Insurance PCC (Isle of Man) Limited		Isle of Man
Aon Benfield Israel Limited		Israel
Aon Holdings Israel Ltd.		Israel
Aon Israel Insurance Brokerage Ltd.		Israel
I. Beck Insurance Agency (1994) Ltd.		Israel
National Insurance Office Ltd.		Israel
Ronnie Elementary Insurance Agency Ltd		Israel
Aon Benfield Italia S.p.A.		Italy
Aon Hewitt Risk & Consulting S.r.l.		Italy
Aon Italia S.r.l.		Italy
Aon S.p.A. Insurance & Reinsurance Brokers		Italy
Asscom Insurance Brokers S.r.l.		Italy
Coverall S.r.l. Insurance and Reinsurance Underwriting Agency		Italy
Ge.f.it. S.r.l.		Italy
Gefass S.r.l.		Italy
Global Safe Insurance Brokers S.r.l.		Italy
Praesidium S.p.A. - Soluzioni Assicurative per il Management		Italy
US Underwriting Solutions S.r.l.		Italy
Aon Benfield Japan Ltd		Japan
Aon Hewitt Japan Ltd.		Japan
Aon Holdings Japan Ltd		Japan
Aon Japan Ltd		Japan
Townsend Re Global GP Limited		Jersey
Aon Consulting Kazakhstan LLP		Kazakhstan
Insurance Broker Aon Kazakhstan LLP		Kazakhstan
Aon Hewitt Consulting Korea Inc.		Korea
Aon Korea Inc.		Korea
Aon Insurance Managers (Liechtenstein) AG		Liechtenstein
UAB One Underwriting		Lithuania
UADBB Aon Baltic		Lithuania
Aon Finance Luxembourg S.à.r.l.		Luxembourg

Name	Country	State/Province
Aon Global Risk Consulting Luxembourg S.à.r.l.		Luxembourg
Aon Holdings Luxembourg S.à.r.l.		Luxembourg
Aon Insurance Managers (Luxembourg) S.A.		Luxembourg
Aon Neudorf Finance S.à.r.l.		Luxembourg
Aon Re Canada Holdings SARL		Luxembourg
TTG Cayuga Bavaria Intermediate 2 S.à.r.l		Luxembourg
Aon Insurance Agencies (Macau) Limited		Macau
Aon Benfield Malaysia Limited		Malaysia
Aon Hewitt Malaysia Sdn Bhd		Malaysia
Aon Insurance Brokers (Malaysia) Sdn Bhd		Malaysia
Aon Insurance Managers (Malta) PCC Limited		Malta
Aon Services (Malta) Ltd		Malta
White Rock Insurance (Europe) PCC Limited		Malta
White Rock Insurance (Netherlands) PCC Limited		Malta
Aon Hewitt Ltd.		Mauritius
Aon Mauritius Holdings		Mauritius
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.		Mexico
Aon Affinity Mexico, S.A. de C.V.		Mexico
Aon Benfield Mexico Intermediario de Reaseguro SA de CV		Mexico
Aon Life, Agente de Seguros, S.A. de C.V.		Mexico
Aon Mexico Business Support SA de CV		Mexico
Aon Mexico Holdings, S. de R.L. de C.V.		Mexico
Aon Risk Solutions Agente de Seguros y de Fianzas SA de CV		Mexico
Asevasa Mexico, S.A. de C.V.		Mexico
Hewitt Associates, S.C.		Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.		Mexico
Aon Acore Sarl		Morocco
Casablanca Intermediation Company Sarl		Morocco
Glenrand M I B (Moçambique) Corretores de Seguros Limitada		Mozambique
Alexander & Alexander Holding B.V.		Netherlands
Aon Americas Holdings BV		Netherlands
Aon APAC Holdings B.V.		Netherlands
Aon CANZ Holdings B.V.		Netherlands
Aon Cash Management B.V.		Netherlands
Aon Corporation EMEA B.V.		Netherlands
Aon Global Risk Consulting B.V.		Netherlands
Aon Groep Nederland B.V.		Netherlands
Aon Group Holdings International 1 B.V.		Netherlands
Aon Group Holdings International 2 B.V.		Netherlands
Aon Group International N.V.		Netherlands
Aon Hewitt Risk & Financial Management B.V.		Netherlands
Aon Holdings B.V.		Netherlands
Aon Holdings International B.V.		Netherlands
Aon Holdings Mid Europe B.V.		Netherlands
Aon International Coöperatief U.A.		Netherlands
Aon Latam Holdings N.V.		Netherlands
Aon Lead QI B.V.		Netherlands
Aon Meeus Assurantiën B.V.		Netherlands

Name	Country	State/Province
Aon Nederland C.V.		Netherlands
Aon Netherlands Operations B.V.		Netherlands
Aon Real Estate B.V.		Netherlands
Aon Risk Services EMEA B.V.		Netherlands
Aon Trust Services B.V.		Netherlands
B.V. Assurantiekantoor Langeveldt-Schroder		Netherlands
Bekouw Mendes C.V.		Netherlands
Celinvest Amsterdam B.V.		Netherlands
Exploitatiemaatschappij Beukenlaan 68-72 B.V.		Netherlands
One Underwriting B.V.		Netherlands
One Underwriting Health B.V.		Netherlands
Sheppard Netherlands B.V.		Netherlands
Wannet Speciale Verzekeringen B.V.		Netherlands
Aon Benfield New Zealand Limited		New Zealand
Aon Holdings New Zealand		New Zealand
Aon New Zealand		New Zealand
Aon New Zealand Group ULC		New Zealand
Aon Product Design and Development New Zealand Limited		New Zealand
Aon Saver Limited		New Zealand
Superannuation Management Nominees Limited		New Zealand
Aon Norway AS		Norway
Cut-e Nordic AS		Norway
Cut-e Norge AS		Norway
Aon Majan LLC		Oman
Aon Insurance Brokers (Pvt) Ltd.		Pakistan
Aon Benfield Panama, S.A.		Panama
Aon Broking Services SA		Panama
Asevasa Caricam, S.A.		Panama
Asevasa Panama, S.A.		Panama
Aon Hewitt (PNG) Ltd.		Papua new Guinea
Aon Risk Services (PNG) Ltd.		Papua new Guinea
Aon Superannuation (PNG) Limited		Papua new Guinea
Aon Benfield Peru Corredores de Reaseguros SA		Peru
Aon Graña Peru Corredores de Seguros SA		Peru
Aon Soluciones, S.A.C.		Peru
Aon Insurance and Reinsurance Brokers Philippines Inc.		Philippines
Aon Polska Services Sp. z o.o.		Poland
Aon Polska Sp. z o.o.		Poland
Aon Sp. z o.o.		Poland
Aon Portugal - Consultores, Unipessoal, Lda.		Portugal
Aon Portugal - Corretores de Seguros, S.A.		Portugal
Aon Re Bertoldi - Corretagem de Resseguros S.A.		Portugal
Inspiring Benefits Portugal, Unipessoal Lda		Portugal
Aon Qatar LLC		Qatar
Aon Consulting Romania SRL		Romania
Aon Romania Broker de Asigurare - Reasigurare SRL		Romania
Aon Rus Insurance Brokers LLC		Russia
Aon Rus LLC		Russia

Name	Country	State/Province
Aon Sint Maarten N.V.		Saint Martin
Aon Insurance Micronesia (Saipan) Inc		Saipan (Micronesia)
Aon Hewitt Saudi Arabia LLC		Saudi Arabia
Aon Saudi Arabia LLC		Saudi Arabia
Alexander & Alexander (Asia) Holdings Pte Ltd		Singapore
Aon Benfield Asia Pte. Ltd.		Singapore
Aon Hewitt Singapore Pte. Ltd.		Singapore
Aon Hewitt Wealth Management Pte. Ltd.		Singapore
Aon Insurance Agencies Pte Ltd		Singapore
Aon Insurance Managers (Singapore) Pte Ltd		Singapore
Aon Randolph Singapore Pte. Ltd.		Singapore
Aon Singapore (Broking Centre) Pte. Ltd.		Singapore
Aon Singapore Center for Innovation, Strategy and Management Pte. Ltd.		Singapore
Aon Singapore Pte. Ltd.		Singapore
Cut-e Consulting Singapore Pte Limited		Singapore
Stenhouse (South East Asia) Private Limited		Singapore
Aon Benfield Bratislava s.r.o.		Slovak Republic
Aon Central and Eastern Europe, organizacna zlozka		Slovak Republic
Aon Consulting South Africa (Pty) Ltd.		South Africa
Aon Holdings Sub-Sahara Africa (Pty) Ltd.		South Africa
Aon Limpopo (Pty) Ltd.		South Africa
Aon Re Africa (Pty) Limited		South Africa
Aon South Africa (Pty) Ltd.		South Africa
Aon Worldaware (Pty) Ltd.		South Africa
Claims Fulfilment Company (Pty) Ltd.		South Africa
Mafube Risk and Insurance Consultants (Pty) Ltd.		South Africa
Aon Benfield Iberia Correduria de Reaseguros, S.A.U.		Spain
Aon Gil y Carvajal, S.A.U. Correduria de Seguros		Spain
Aon Hewitt España S.A.U.		Spain
Aon Management Solutions, S.A.U.		Spain
Aon Marketing Directo, S.A.U.		Spain
Aon Southern Europe y Cia, S.L.		Spain
Asevasa Asesoramiento y Valoraciones S.A.U.		Spain
Fundación Aon España		Spain
Grupo Innovac Sociedad Correduria de Seguros S.A.		Spain
Inspiring Benefits, S.L.		Spain
One Underwriting Agencia de Suscripción S.L		Spain
Aon Swaziland (Pty) Ltd		Swaziland
Aon Global Risk Consulting AB		Sweden
Aon Hewitt AB		Sweden
Aon Sweden AB		Sweden
Cut-e Sverige AB		Sweden
Aon Insurance Managers (Switzerland) AG		Switzerland
Aon Schweiz AG		Switzerland
Inpoint Switzerland GmbH		Switzerland
PWZ AG		Switzerland
Stroz Friedberg GmbH		Switzerland
Unidelta AG		Switzerland

Name	Country	State/Province
Aon Management Consulting Taiwan Ltd.		Taiwan
Aon Taiwan Ltd.		Taiwan
Aon (Thailand) Limited		Thailand
Aon Consulting (Thailand) Limited		Thailand
Aon Group (Thailand) Limited		Thailand
Aon Hewitt (Thailand) Ltd.		Thailand
Aon Re (Thailand) Limited		Thailand
Aon Risk Services (Thailand) Limited		Thailand
A.B. Insurances Limited		Trinidad and Tobago
AIB Services Limited		Trinidad and Tobago
Aon Energy Caribbean Limited		Trinidad and Tobago
Cardea Health Solutions Limited		Trinidad and Tobago
Aon Danismanlik Hizmetleri AS		Turkey
Aon Sigorta ve Reasurans Brokerligi ve A.S.		Turkey
Acumen Credit Insurance Brokers Limited		U.K.
Affinity Group Insurance Services Limited		U.K.
Agility Credit Insurance Brokers Limited		U.K.
Alexander Clay		U.K.
Aon 180412 Limited (in liquidation)		U.K.
Aon Adjudication Services Limited		U.K.
Aon ANZ Holdings Limited		U.K.
Aon Benfield Limited		U.K.
Aon Consulting Financial Services Limited		U.K.
Aon Consulting Limited		U.K.
Aon DC Trustee Limited		U.K.
Aon Delta UK Limited		U.K.
Aon Global Holdings 1 Limited		U.K.
Aon Global Holdings 2 Limited		U.K.
Aon Global Holdings 3 Limited [In strike-off]		U.K.
Aon Global Holdings Limited		U.K.
Aon Global Operations plc		U.K.
Aon Hewitt Limited		U.K.
Aon Hewitt US Holdings Limited		U.K.
Aon Holdings Limited		U.K.
Aon Overseas Holdings Limited		U.K.
Aon Pension Trustees Limited		U.K.
Aon Risk Services (NI) Limited		U.K.
Aon Securities Limited		U.K.
Aon Southern Europe UK Limited		U.K.
Aon Trust Corporation Limited		U.K.
Aon UK Group Limited		U.K.
Aon UK Holdings Intermediaries Limited		U.K.
Aon UK Limited		U.K.
Aon UK Trustees Limited		U.K.
Aon US & International Holdings Limited		U.K.
Bacon & Woodrow Partnerships Limited		U.K.
Bain Hogg Group Limited (in liquidation)		U.K.
Bankassure Insurance Services Limited		U.K.

Name	Country	State/Province
Beaubien Finance Limited		U.K.
Beaubien UK Finance Limited		U.K.
Benton Finance Limited		U.K.
Contractsure Limited		U.K.
CoSec 2000 Limited		U.K.
Credit Insurance Brokers (Reynolds) Limited		U.K.
Cut-e (UK) Limited		U.K.
Denney O'Hara (Life & Pensions) Limited		U.K.
Doveland Services Limited		U.K.
E. W. Blanch Holdings Limited		U.K.
E. W. Blanch Investments Limited		U.K.
Farmsure Limited [In strike-off]		U.K.
Gotham Digital Science Ltd.		U.K.
Hall Rhodes Holdings Limited		U.K.
Hall Rhodes Limited		U.K.
Henderson Corporate Insurance Brokers Limited		U.K.
Henderson Insurance Brokers Limited		U.K.
Henderson Insurance Partnership Limited [In strike-off]		U.K.
Henderson Risk Management Limited		U.K.
Hewitt Associates Outsourcing Limited		U.K.
Hewitt Risk Management Services Limited		U.K.
Hogg Group Limited		U.K.
Insuractive Limited [In strike-off]		U.K.
International Space Brokers Europe Limited		U.K.
International Space Brokers Limited		U.K.
Jenner Fenton Slade Limited		U.K.
John Reynolds & Company (Credit Insurance) Limited		U.K.
John Reynolds & Company (Insurances) Limited		U.K.
John Reynolds & Company (Life & Pensions) Limited		U.K.
Krumlin Hall Limited		U.K.
McLagan (Aon) Limited		U.K.
Minet Consultancy Services Ltd		U.K.
Minet Group		U.K.
NBS Nominees Limited		U.K.
Optimum Risk Solutions Limited		U.K.
P.G. Bradley & Co Limited		U.K.
Portus Consulting (Leamington) Limited		U.K.
Portus Consulting Limited		U.K.
Portus Online LLP		U.K.
Rasini Vigano Limited		U.K.
Richard Kiddle (Insurance Brokers) Limited		U.K.
SLE Worldwide Limited		U.K.
Sports Insure Limited [In strike-off]		U.K.
Stroz Friedberg Limited		U.K.
Suresport Limited [In strike-off]		U.K.
The Aon MasterTrustee Limited		U.K.
The John Reynolds Company Limited		U.K.
Townsend Group Europe Ltd.		U.K.

Name	Country	State/Province
UK Credit Insurance Specialists Limited		U.K.
Access Plans USA, Inc.	Oklahoma	U.S.
Affinity Insurance Services, Inc.	Pennsylvania	U.S.
AIS Affinity Insurance Agency, Inc.	California	U.S.
AIS Insurance Agency, Inc.	Washington	U.S.
Alexander Reinsurance Intermediaries, Inc.	New York	U.S.
Allen Insurance Associates, Inc.	California	U.S.
Alliance HealthCard of Florida, Inc.	Georgia	U.S.
Alliance HealthCard, Inc.	Georgia	U.S.
American Insurance Services Corp.	Texas	U.S.
American Special Risk Insurance Company	Delaware	U.S.
AMXH, LLC	Delaware	U.S.
Aon Benefit Solutions Inc.	Oklahoma	U.S.
Aon Benfield Fac Inc.	Illinois	U.S.
Aon Benfield Global, Inc.	Delaware	U.S.
Aon Benfield Inc.	Illinois	U.S.
Aon Benfield Puerto Rico Inc.	Puerto Rico	U.S.
Aon Brazil Holdings, LLC	Delaware	U.S.
Aon Chile Holdings, LLC	Delaware	U.S.
Aon Consulting & Insurance Services	California	U.S.
Aon Consulting, Inc.	New Jersey	U.S.
Aon Consulting, Inc.	New York	U.S.
Aon Corporation	Delaware	U.S.
Aon Edge Insurance Agency, Inc.	Florida	U.S.
Aon Finance US 1, LLC	Delaware	U.S.
Aon Finance US 2, LLC	Delaware	U.S.
Aon Financial & Insurance Solutions, Inc.	California	U.S.
Aon Group, Inc.	Maryland	U.S.
Aon Hewitt Health Market Insurance Solutions Inc.	California	U.S.
Aon Hewitt Investment Consulting, Inc.	Illinois	U.S.
Aon Insurance Managers (Puerto Rico) Inc.	Puerto Rico	U.S.
Aon Insurance Managers (USA) Inc.	Vermont	U.S.
Aon Insurance Managers (USVI), Inc.	US Virgin Islands	U.S.
Aon International Energy, Inc.	Texas	U.S.
Aon International Holdings, Inc.	Maryland	U.S.
Aon Life Agency of Texas, Inc.	Texas	U.S.
Aon Life Insurance Company	Vermont	U.S.
Aon Mexico Holdings, LLC	Delaware	U.S.
Aon PHI Acquisition Corporation of California	California	U.S.
Aon Premium Finance, LLC	Delaware	U.S.
Aon Private Risk Management Insurance Agency, Inc.	Illinois	U.S.
Aon Private Risk Management of California Insurance Agency, Inc.	California	U.S.
Aon Property Risk Consulting, Inc.	New York	U.S.
Aon Realty Services, Inc.	Pennsylvania	U.S.
Aon Retirement Plan Advisors, LLC	Delaware	U.S.
Aon Risk Consultants, Inc.	Illinois	U.S.
Aon Risk Insurance Services West, Inc.	California	U.S.
Aon Risk Services (Holdings) of Latin America, Inc.	Delaware	U.S.

Name	Country	State/Province
Aon Risk Services (Holdings) of the Americas, Inc.	Illinois	U.S.
Aon Risk Services Central, Inc.	Illinois	U.S.
Aon Risk Services Companies, Inc.	Maryland	U.S.
Aon Risk Services Northeast, Inc.	New York	U.S.
Aon Risk Services South, Inc.	North Carolina	U.S.
Aon Risk Services Southwest, Inc.	Texas	U.S.
Aon Risk Services, Inc. of Florida	Florida	U.S.
Aon Risk Services, Inc. of Hawaii	Hawaii	U.S.
Aon Risk Services, Inc. of Maryland	Maryland	U.S.
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia	U.S.
Aon Risk Solutions of Puerto Rico, Inc.	Puerto Rico	U.S.
Aon Securities LLC	Delaware	U.S.
Aon Service Corporation	Illinois	U.S.
Aon Services Group, Inc.	Delaware	U.S.
Aon Special Risk Resources, Inc.	Delaware	U.S.
Aon TC Holdings, Inc.	New Jersey	U.S.
Aon Trust Company LLC	Illinois	U.S.
Aon Underwriting Managers, Inc.	Delaware	U.S.
Aon US Holdings 2, Inc.	Delaware	U.S.
Aon US Holdings, Inc.	Delaware	U.S.
Aon Ward Financial Corporation	Ohio	U.S.
Aon/Albert G. Ruben Insurance Services, Inc.	California	U.S.
ARM International Corp.	New York	U.S.
ARM International Insurance Agency Corp.	Ohio	U.S.
ARMRISK CORP.	New Jersey	U.S.
AS Holdings, Inc.	Delaware	U.S.
ASPN Insurance Agency, LLC	Delaware	U.S.
Association of Rural and Small Town Americans	Missouri	U.S.
Assurance Licensing Services, Inc.	Illinois	U.S.
B E P International Corp.	New Jersey	U.S.
Benefit Marketing Solutions, L.L.C.	Oklahoma	U.S.
Benfield Advisory Inc.	Delaware	U.S.
Benfield Finance (London) LLC	Delaware	U.S.
Blanch Americas Inc.	Delaware	U.S.
BMS Insurance Agency, L.L.C.	Oklahoma	U.S.
Bowes & Company, Inc., of New York	New York	U.S.
Cammack Health LLC	New York	U.S.
Cananwill Corporation	Delaware	U.S.
Cananwill, Inc.	California	U.S.
Cananwill, Inc.	Pennsylvania	U.S.
CEREP III Secondary Manager, LLC	Delaware	U.S.
CFSSG Real Estate Partners I, LLC	Delaware	U.S.
CFSSG Real Estate Partners II, LLC	Delaware	U.S.
CIF-H GP LLC	Delaware	U.S.
Citadel Insurance Managers, Inc.	California	U.S.
Coalition for Benefits Equality and Choice	California	U.S.
Custom Benefit Programs, Inc.	New Jersey	U.S.
cut-e USA Inc.	New York	U.S.

Name	Country	State/Province
E.W. Blanch Capital Risk Solutions, Inc.	Delaware	U.S.
E.W. Blanch International Inc.	Delaware	U.S.
Elysium Digital IP Products, LLC	Delaware	U.S.
Elysium Digital, L.L.C.	Delaware	U.S.
Ennis Knupp Secondary Market Services, LLC	Delaware	U.S.
Financial & Professional Risk Solutions, Inc.	Illinois	U.S.
Futurity Group, Inc.	Nevada	U.S.
Gotham Digital Science, LLC	Delaware	U.S.
Grant Park Capital, LLC	Delaware	U.S.
GTCR/AAM Blocker Corp.	Delaware	U.S.
Health Index Advisors LLC	Delaware	U.S.
Healthy Paws Pet Insurance LLC	Washington	U.S.
Hewitt Insurance Brokerage LLC	Delaware	U.S.
Hewitt Insurance, Inc.	Puerto Rico	U.S.
Hewitt International Holdings LLC	Delaware	U.S.
Hogg Robinson North America, Inc.	Delaware	U.S.
Huntington T. Block Insurance Agency, Inc.	District of Columbia	U.S.
Impact Forecasting, L.L.C.	Illinois	U.S.
INPOINT, INC.	Illinois	U.S.
International Risk Management (Americas), Inc.	Ohio	U.S.
International Space Brokers, Inc.	Virginia	U.S.
IRM/GRC Holding Inc.	Delaware	U.S.
J H Minet Puerto Rico Inc.	Puerto Rico	U.S.
JDPT Manager, LLC	Delaware	U.S.
Johnson Rooney Welch, Inc.	California	U.S.
K & K Insurance Group of Florida, Inc.	Florida	U.S.
K & K Insurance Group, Inc.	Indiana	U.S.
K2 Technologies Inc.	California	U.S.
KVT GP, LLC	Delaware	U.S.
Lake Tahoe GP, LLC	Delaware	U.S.
Lake Tahoe II GP, LLC	Delaware	U.S.
Lake Tahoe III GP, LLC	Delaware	U.S.
Lake Tahoe IV GP, LLC	Delaware	U.S.
McLagan Partners Asia, Inc.	Delaware	U.S.
McLagan Partners, Inc.	Delaware	U.S.
Membership Leasing Trust	Delaware	U.S.
Minet Holdings Inc.	New York	U.S.
Minet Re North America, Inc.	Georgia	U.S.
Modern Survey, Inc.	Minnesota	U.S.
Muirfield Underwriters, Ltd.	Delaware	U.S.
Paragon Strategic Solutions Inc.	Delaware	U.S.
PathWise Solutions LLC	Delaware	U.S.
Penn Square Manager 1, LLC	Delaware	U.S.
Penn Square Manager II, LLC	Delaware	U.S.
PGOF Manager 1, LLC	Ohio	U.S.
Premier Auto Finance, Inc.	Delaware	U.S.
Private Equity Partnership Structures I, LLC	Delaware	U.S.
Protective Marketing Enterprises, Inc.	Tennessee	U.S.

Name	Country	State/Province
Redwoods Dental Underwriters, Inc.	North Carolina	U.S.
SA Special Situations General Partner, LLC	Delaware	U.S.
Scritch Inc.	Texas	U.S.
Specialty Benefits, Inc.	Indiana	U.S.
Strategic Manager-III, LLC	Delaware	U.S.
Stroz Friedberg Inc.	Delaware	U.S.
Stroz Friedberg, LLC	New York	U.S.
The Key West Saxon Group, LLC	Florida	U.S.
The Townsend Group, LLC	Ohio	U.S.
Townsend Alpha Manager I, LLC	Delaware	U.S.
Townsend Alpha Manager II, LLC	Delaware	U.S.
Townsend Alpha Manager III, LLC	Delaware	U.S.
Townsend Holdings LLC	Delaware	U.S.
Townsend REF GP, LLC	Delaware	U.S.
Townsend SO Manager I, LLC	Delaware	U.S.
TTG BRPTP GP, LLC	Delaware	U.S.
TTG Core Plus Investments, LLC	Delaware	U.S.
TTG German Investments I, LLC	Ohio	U.S.
TTG Investments II, LLC	Delaware	U.S.
TTG Irish Investments I, LLC	Delaware	U.S.
TTG Manager, LLC	Delaware	U.S.
Underwriters Marine Services, Inc.	Louisiana	U.S.
Ward Financial Group, Inc.	Ohio	U.S.
West Lake General Partner, LLC	Delaware	U.S.
West Lake II GP, LLC	Delaware	U.S.
Wexford Underwriting Managers, Inc.	Delaware	U.S.
White Rock USA Ltd.	Vermont	U.S.
Worldwide Integrated Services Company	Texas	U.S.
Wrapid Specialty, Inc.	California	U.S.
WT Government Services, LLC	Delaware	U.S.
WT Technologies, LLC	Delaware	U.S.
Aon Ukraine LLC		Ukraine
Aon (DIFC) Gulf Limited		United Arab Emirates
Aon Benfield Middle East Limited		United Arab Emirates
Aon Hewitt Middle East Limited		United Arab Emirates
Aon Middle East Co LLC		United Arab Emirates
Aon Retirement Solutions Limited		United Arab Emirates
Cut-e Consult DMCC		United Arab Emirates
Stroz Friedberg Risk Management Limited		United Arab Emirates
Aon Benfield Latin America SA		Uruguay
Marinaro Dundas SA		Uruguay
Administradora Aon, C.A.		Venezuela
Aon Group Venezuela, Corretaje de Reaseguros, C.A.		Venezuela

Name	Country	State/Province
Aon Risk Services Venezuela, Corretaje de Seguros C.A.		Venezuela
Aon Vietnam Limited		Vietnam